                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ J. Carter Bacot                    Director
------------------------------------
J. Carter Bacot

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ Purdy Crawford                     Director
------------------------------------
Purdy Crawford

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ Nicholas DiPaolo                   Director
------------------------------------
Nicholas DiPaolo

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ Philip H. Geier Jr.                Director
------------------------------------
Philip H. Geier Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ Jarobin Gilbert Jr.                Director
------------------------------------
Jarobin Gilbert Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ James E. Preston                   Director
------------------------------------
James E. Preston

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ David Y. Schwartz                  Director
------------------------------------
David Y. Schwartz

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ Christopher A. Sinclair            Director
------------------------------------
Christopher A. Sinclair

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ Cheryl Turpin                      Director
------------------------------------
Cheryl Turpin

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker Puerto Rico 1165(e) Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of October 2004.

         Signature                     Title
         ---------                     -----


/s/ Dona D. Young                      Director
------------------------------------
Dona D. Young